UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2006

Commission File Number: 033-89476

COMMONWEALTH INCOME & GROWTH FUND II

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	23-2795120 (I.R.S. Employer Identification Number)

Brandywine One, Suite 200, 2 Christy Drive

Chadds Ford, Pennsylvania 19314

(Address, including zip code, of principal executive offices)

(610) 594-9600

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Commonwealth Income & Growth Fund II, a Pennsylvania limited partnership, has been fully liquidated as of December 31, 2006. Liquidation began on April 1, 2005 and final distributions were sent to limited partners on December 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMONWEALTH INCOME & GROWTH FUND II

BY:	COMMONWEALTH INCOME & GROWTH FUND, INC. General Partner

	By:	/s/ Kimberly A. Springsteen

Date: January 5, 2007		Kimberly A. Springsteen Chief Executive Officer